Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor  is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) ..  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	Operating	Concentration	Main Acct	Escrow	Main Disb Acct	Escrow#2	Disb Acct	Payoll
CASH BEGINNING OF MONTH	$19,282	$1,013,417	$35,623,168	$1,416,306	$629,924	$650,060	$(80,510)	$(163,094)

RECEIPTS
CASH SALES (1)
ACCOUNTS RECEIVABLE					148,601
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST) (2)			45,355		(26,523)
TRANSFERS (3)	(19,282)	(552,406)	(500,000)		862,422		202,356

TOTAL RECEIPTS	$(19,282)	$(552,406)	$(454,645)	$0	$984,500	$0	$202,356	$0

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
Fund Payroll Accounts
Fund Disbursement Accounts
SALES, USE, & OTHER TAXES							77,934
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES							17,244
INSURANCE							162,576
ADMINISTRATIVE					5,051.11		8,027
SELLING
OTHER (ATTACH LIST) (1)
Paydown Line
OWNER DRAW *
Transfers to concentration accounts

PROFESSIONAL FEES		461,011			922,587		55,527
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	$0	$461,011	$0	$0	$927,639	$0	$321,308	$0

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(19,282)	$(1,013,417)	$(454,645)	$0	$56,861	$0	$(118,952)	$0

CASH - END OF MONTH	$0	$0	$35,168,524	$1,416,306	$686,785	$650,060	$(199,462)	$(163,094)

	Fleet Payroll	Payroll	Store Accounts	CURRENT MONTH		CUMULATIVE FILING TO DATE
				ACTUAL	PROJECTED	ACTUAL	PROJECTED

CASH BEGINNING OF MONTH

	$2,629	$(174,890)	$20,562	$38,956,855		$1,332,566

RECEIPTS
CASH SALES (1)				0		1,628,703
ACCOUNTS RECEIVABLE	14,795	27,583		190,979		78,460,243
LOANS AND ADVANCES				0		264,000
SALE OF ASSETS				0		37,825,811
OTHER (ATTACH LIST) (2)				18,832		11,063,810
TRANSFERS (3)	(20,457)	59,512	(20,562)	11,584		(1,288,697)

TOTAL RECEIPTS	$(5,662)	$(87,095)	$(20,562)	$221,395		$127,953,870

DISBURSEMENTS
NET PAYROLL		23,341		23,341		2,959,463
PAYROLL TAXES		13,214		13,214		1,047,875
Fund Payroll Accounts				0		0
Fund Disbursement Accounts				0		684,421
SALES, USE, & OTHER TAXES				77,934		930,974
INVENTORY PURCHASES				0		106,916
SECURED/ RENTAL/ LEASES				17,244		1,410,183
INSURANCE				162,576		1,022,098
ADMINISTRATIVE			32	13,079		3,570,256
SELLING				0		5,269,911
OTHER (ATTACH LIST) (1)				0		23,938,350
Paydown Line				0		48,058,678
OWNER DRAW *				0		0
Transfers to concentration accounts				0		0

PROFESSIONAL FEES				1,439,125		2,800,574
U.S. TRUSTEE QUARTERLY FEES				0		55,000
COURT COSTS				0		0
TOTAL DISBURSEMENTS	$0	$36,555	$0	$1,746,513		$91,854,699

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(5,662)	$50,540	$(20,562)	$(1,525,118)		$36,099,170

CASH - END OF MONTH	$(3,033)	$(124,350)	$0	$37,431,737		$37,431,737

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

(1)   OTHER (RECEIPTS&DISBURSEMENTS)

Current - payment for taxes related to VGACS sale of assets as well as payment of lease sales fees & deposit of cash from closing of store accounts.

Cumulative - Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

(2)   OTHER RECEIPTS - Current month amount represents interest income.  Prior months' activity of approx. $11.3million relates primarily to amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital. In recent months, this amount has been partially offset by interest income recorded.

(3)   TRANSFERS

Current & Cumulative - represents transfers between cash accounts with FAO, Inc. & Subsidiaries - no true receipts or disbursements

Adjustment was made in the current month for cumulative transfers - to display all activity on this line.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-1
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF AUGUST 28, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

OTHER

FORM MOR-1 (CON’T)
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$—	$6,551.6
Less: Returns and Allowances	—	(226.5)
Net Revenue	$—	$6,325.1
COST OF GOODS SOLD
Beginning Inventory	—	—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold		3,976.9
Gross Profit	$—	$2,348.2
OPERATING EXPENSES
Advertising	—	36.3
Auto and Truck Expense	—	—
Bad Debts	116.5	514.3
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	53.7	458.8
Management Fees/Bonuses	—	67.0
Office Expense	—	36.7
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	—	159.7
Rent and Lease Expense	4.5	235.5
Salaries/Commissions/Fees	39.1	2,232.6
Supplies	0.3	40.9
Taxes - Payroll	1.6	240.4
Taxes - Real Estate	—	—
Taxes - Other	56.4	75.4
Travel and Entertainment	3.4	142.6
Utilities	1.5	229.5
Other (attach schedule)	18.9	3,024.0
Total Operating Expenses Before Depreciation	295.9	7,493.7
Depreciation/Depletion/Amortization	(10.6)	257.7
Net Profit (Loss) Before Other Income & Expenses	$(285.3)	$(5,403.2)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	(9.9)	(86.4	)(2)
Interest (Income)/Expense	(45.7)	1,703.8
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$(229.7)	$(7,020.6)
REORGANIZATION ITEMS
Professional Fees	67.4	1,286.2
U. S. Trustee Quarterly Fees	—	36.0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	2.6	11,563.6	(1)
Total Reorganization Expenses	70.0	12,885.8
Income Taxes	—	—
Net Profit (Loss)	$(299.7)	$(19,906.4)

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1) Current relates to cost of advertising for liquidation plan.

Cumulative - Reorganization expense relates to the recording of lease rejection damages, the writeoff of furniture, fixtures and equipment and the loss on inventory in relation to the liquidation of stores.

(2) Current relates to receipt of LC fee from Fleet account.

Cumulative relates to income from transfer of stock, cash received from a closed store bank account, miscellaneous refunds from deposits and receipt of LC fee from Fleet account.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-2
(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs
Credit Card Fees / Chargebacks	$—	$138.5
(Over)/Short	—	(3.7)
Consulting Fees	0.4	23.7
Accouting Fees/Payroll Fees	2.1	36.3
Legal Fees	13.4	200.3
Business Insurance	—	94.5
Bank Service charge/Fees	2.9	67.3
Inv. Fees	—	—
Investor Relations	—	2.2
Employee Relocation	—	0.1
Impairment Charge for Closing Stores’ PP&E	—	—
Distribution Charges	—	2,250.5
Accrued Severance	—	—
Other/Miscellaneous	—	120.5
Shipping	0.1	93.8
Catalog	—	—

	$18.9	$3,024.0
Other Operational Expenses
None

Other Income
Closed bank accounts in excess of book balance	—	(25.5)
Income from transfer of stock	—	(48.6)
Miscellaneous refunds not recorded in deposits	—	(2.4)
Receipt of Fllet LC fee	(9.9)	(9.9)
	$(9.9)	$(86.4)

Other Expenses
None

Other Reorganization Expenses
Sale of FAO Schwarz intellectual property	—	(15,000.0)
Lease Rejection Damages	—	3,121.1
Loss on Furniture, Fixtures and Equipment	—	7,813.1
Gain/Loss on Inventory	—	9,742.2
Advertising for Liquidation Plan	2.6	2.6
Writeoff Of Intangible Assets	—	5,884.6

	$2.6	$11,563.6

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$37,431.7	$1,319.7
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	300.1	873.8
Notes Receivable	—	—
Inventories	—	24,295.7
Prepaid Expenses	4.5	1,600.8
Professional Retainers	228.7	1,121.6
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$37,965.0	$29,211.6
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	5,963.9
Furniture, Fixtures and Office Equipment	—	18,896.6
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(16,867.7)
TOTAL PROPERTY & EQUIPMENT	$—	$7,992.7
OTHER ASSETS
Loans to Insiders*	536.4	536.4
Other Assets (attach schedule)	2,320.2	8,284.6
TOTAL OTHER ASSETS	$2,856.6	$8,821.0

TOTAL ASSETS	$40,821.6	$46,025.4

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	16.0	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	58,212.1
Professional Fees	1,328.3	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	14,186.4	(58,512.9)
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$15,530.7	$(300.8)
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	14,606.6	14,660.0
Priority Debt	111.7	854.9
Unsecured Debt	44,057.5	44,389.8
TOTAL PRE-PETITION LIABILITIES	$58,775.8	$59,904.7

TOTAL LIABILITIES	$74,306.5	$59,603.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	(13,578.5)	(13,578.5)
Retained Earnings - Postpetition	(19,906.4)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(33,484.9)	$(13,578.5)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$40,821.6	$46,025.4

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-3
(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
None

Other Assets
Deposits	$2,320.2	$2,312.9
Patents & Trademarks	—	213.3
Intangibles	—	4,578.0
Deferred Tax Asset	—	—
Deferred Financing Costs	—	1,180.4
Investment in Subsidiary	—	—

Total Other Assets	$2,320.2	$8,284.6

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
None

	$—	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-3 (CON’T)
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	16.0	—	—	—	—	16.0
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	1,328.3	—	—	—	—	1,328.3
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	14,186.4	—	—	—	—	14,186.4
Other:	—	—	—	—	—	—
Total Postpetition Debts	$15,530.7	$—	$—	$—	$—	$15,530.7

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-4
(9/99)

In re: Children’s Books & Toys, Inc.	Case No. 03-13674
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$410.3
+ Amounts billed during the period	—
- Amounts collected during the period	110.2	(1)
Total Accounts Receivable at the end of the reporting period	$300.1

Accounts Receivable Aging	Amount
0 - 30 days old	$—
31 - 60 days old	—
61 - 90 days old	—
91+ days old	300.1
Total Accounts Receivable	300.1
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$300.1

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes		No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.			X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(a)
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(1) Amount was reserved as had debt, not collected, during this period.

(a)  Children’s Books & Toys, Inc. (#03-13674) was operating under the cash management order.
during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books
Fleet Bank	80229736	Disbursement Account	(199,463.20)
Fleet Bank	9421407600/9421407467/9421407555	Payroll	(3,032.76)
Wells Fargo Bank	4168372225	Main Operating	686,785.68
Wells Fargo Bank	4168379105/4168376291/4168383214	Payroll	(124,349.21)
Wells Fargo Bank	2466634025	Investment Account	35,168,523.80
Levene, Neale, Bender & Rankin L.L.P. - Trust Accounts	99700023486	Escrow	1,416,306.61
Levene, Neale, Bender & Rankin L.L.P. - Trust Accounts	99700023239	Escrow	650,060.35
Closed Account	O/S Checks - Payroll		(163,094.11)

	Cash per Balance Sheet (MOR 3)		$37,431,737.16

GENERAL NOTE:

Amounts which were incurred/paid by Children’s Books and Toys, Inc. (Case No. 03-13674) and reimbursed by Hancock Park Capital II LP and SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: ZB Company Inc.	Case No. 03-13672
Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

		CURRENT MONTH		CUMULATIVE FILING TO DATE
	Store Accts	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$11,584	$11,584		$482,127

RECEIPTS
CASH SALES		0		9,564,045
ACCOUNTS RECEIVABLE		0		878,834
LOANS AND ADVANCES		0		0
SALE OF ASSETS		0		0
OTHER (ATTACH LIST) (1)		0		(3,350,394)
TRANSFERS (2)	(11,584)	(11,584)		(640,478)

TOTAL RECEIPTS	$(11,584)	$(11,584)		$6,452,007

DISBURSEMENTS
NET PAYROLL		0		819,093
PAYROLL TAXES		0		223,764
Fund Payroll Accounts		0		0
Fund Disbursement Accounts		0		0
SALES, USE, & OTHER TAXES		0		5,301,323
INVENTORY PURCHASES		0		0
SECURED/ RENTAL/ LEASES		0		0
INSURANCE		0		0
ADMINISTRATIVE		0		17,615
SELLING		0		3,791
OTHER (ATTACH LIST)		0		0
Paydown Line		0		0
OWNER DRAW *		0		0
Transfers to concentration accounts		0		0

PROFESSIONAL FEES		0		568,548
U.S. TRUSTEE QUARTERLY FEES		0		0
COURT COSTS		0		0
TOTAL DISBURSEMENTS	$0	$0		$6,934,134

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(11,584)	$(11,584)		$(482,127)

CASH - END OF MONTH	0	$0		$(0)

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

(1) OTHER (RECEIPTS&DISBURSEMENTS)

Cumulative - Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

(2)   TRANSFERS

Current & Cumulative - represents transfers between cash accounts with FAO, Inc. & Subsidiaries - no true receipts or disbursements

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

Operating	Payroll	Tax	Other
#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF OCTOBER 2, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1 (CONT)
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$—	$—
Less: Returns and Allowances	—	—
Net Revenue	$—	$—
COST OF GOODS SOLD
Beginning Inventory	—	—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold	—	—
Gross Profit	$—	$—
OPERATING EXPENSES
Advertising	—	60.2
Auto and Truck Expense	—	—
Bad Debts	22.0	109.2
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	53.7	201.3
Management Fees/Bonuses	—	114.6
Office Expense	—	—
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	—	58.2
Rent and Lease Expense	2.7	(1,320.0	)(1)
Salaries/Commissions/Fees	—	(470.6	)(2)
Supplies	—	250.2
Taxes - Payroll	—	306.4
Taxes - Real Estate	—	(22.9)
Taxes - Other		11.7
Travel and Entertainment	—	—
Utilities	—	361.7
Other (attach schedule)	—	447.4
Total Operating Expenses Before Depreciation	78.4	107.4
Depreciation/Depletion/Amortization	—	176.3
Net Profit (Loss) Before Other Income & Expenses	$(78.4)	$(283.7)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	—	—
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$(78.4)	$(283.7)
REORGANIZATION ITEMS
Professional Fees	67.2	2,566.9
U. S. Trustee Quarterly Fees	—	10.3
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	8.2	14,513.9	(3)
Total Reorganization Expenses	75.4	17,091.1
Income Taxes	—	—
Net Profit (Loss)	$(153.8)	$(17,374.8)

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1) Rent expense was recorded prepetition. This credit represents reimbursements from JV/Liquidators for per diem occupancy and other items for which we are paid one week in arrears.

(2) Credit relates to reimbursement of expenses from SB Capital Group - reimbursement is on a lag from when the expense is actually recorded by ZB Company, Inc.

(3) Reorganization expense relates to the recording of lease rejection damages and the writeoff of furniture, fixtures and equipment related to the Zany Brainy retail stores, partially offset by gain on the sale of leases.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-2
(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs
Credit Card Fees / Chargebacks	—	249.3
(Over)/Short	—	48.9
Business Insurance	—	95.1
Bank Service charge/Fees	—	24.5
Other/Miscellaneous	—	25.2
Shipping	—	4.4

	$—	$447.4
Other Operational Expenses
None

Other Income
None

Other Expenses
None

Other Reorganization Expenses
Writeoff of Intangibles	—	649.6
Gain on Sale of Leases	5.6	(7,777.8)
Lease Rejection Damages	—	12,870.2
Advertising for Liquidation Plan	2.6	2.6
Loss on Furniture, Fixtures and Equipment	—	8,769.3

	$8.2	$14,513.9

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—	$502.5
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	11.3	1,983.6	(1)
Notes Receivable	—	—
Inventories	—	38,426.7
Prepaid Expenses	—	—
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$11.3	$40,912.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	1,765.7
Furniture, Fixtures and Office Equipment	—	19,209.0
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(11,582.0)
TOTAL PROPERTY & EQUIPMENT	$—	$9,392.8
OTHER ASSETS
Loans to Insiders*	—	—
Other Assets (attach schedule)	43.9	815.3
TOTAL OTHER ASSETS	$43.9	$815.3

TOTAL ASSETS	$55.2	$51,120.9

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	1,871.3	44,522.1
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$1,871.3	$44,522.1
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	—
Priority Debt	483.1	1,269.5
Unsecured Debt	15,075.6	5,329.3
TOTAL PRE-PETITION LIABILITIES	$15,558.7	$6,598.8

TOTAL LIABILITIES	$17,430.0	$51,120.9
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	—	—
Retained Earnings - Postpetition	(17,374.8)	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(17,374.8)	$—

TOTAL LIABILITIES AND OWNERS’ EQUITY	$55.2	$51,120.9

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

(1)  Accounts Receivable balance primarily relates to outstanding credit card receipts due to timing at the end of each period.  The Account Receivable amounts related to credit card receipts are collected by ZB Company Inc. (Case No. 03-13672) on behalf of SB Capital Group, the liquidation company. These credit card receivables would relate to sales in conjuction with the Zany Brainy brand retail stores.

FORM MOR-3
(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
None

Other Assets
Deposits	$43.9	$165.7
Intangibles	—	649.6

Total Other Assets	$43.9	$815.3

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
None

	$—	$—
Adjustments to Owner Equity
None

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3 (CON’T)
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding						$—
FICA-Employee						—
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Unemployment						—
Income						—
Other:						—
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding						$—
Sales						—
Excise						—
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.					—
Real Property						—
Personal Property						—
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	1,871.3	—	—	—	—	1,871.3
Other:	—	—	—	—	—	—
Total Postpetition Debts	$1,871.3	$—	$—	$—	$—	$1,871.3

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-4
(9/99)

In re: ZB Company Inc.	Case No. 03-13672
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$11.3
+ Amounts billed during the period	0.0
- Amounts collected during the period	0.0
Total Accounts Receivable at the end of the reporting period	$11.3

Accounts Receivable Aging	Amount
0 - 30 days old	$0.0
31 - 60 days old	0.0
61 - 90 days old	0.0
91+ days old	11.3
Total Accounts Receivable	11.3
Amount considered uncollectible (Bad Debt)	0.0
Accounts Receivable (Net)	$11.3

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes		No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.			X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(a)
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  ZB Company Inc. (#03-13672) was operating under the cash management order during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5
(9/99)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books

	TOTAL		$—

GENERAL NOTE:

Amounts which were incurred/paid by ZB Company, Inc. (Case No. 03-13672) and reimbursed by SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: Toy Soldier, Inc.	Case No. 03-13675
Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	No
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes	Yes
Copies of bank statements		Yes	Yes
Cash disbursements journals		Yes	No
Statement of Operations	MOR-2	Yes	No
Balance Sheet	MOR-3	Yes	No
Status of Postpetition Taxes	MOR-4	Yes	Yes
Copies of IRS Form 6123 or payment receipt		No	No
Copies of tax returns filed during reporting period		No	No
Summary of Unpaid Postpetition Debts	MOR-4	Yes	No
Listing of aged accounts payable		Yes	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	No
Debtor Questionnaire	MOR-5	Yes	No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

		CURRENT MONTH		CUMULATIVE FILING TO DATE
	Store Accounts	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$0	$0		$567,659

RECEIPTS
CASH SALES		0		$5,988,264
ACCOUNTS RECEIVABLE		0		$0
LOANS AND ADVANCES		0		$0
SALE OF ASSETS		0		$0
OTHER (ATTACH LIST) (1)		0		$(2,903,581)
TRANSFERS (2)	0	0		$1,929,174

TOTAL RECEIPTS	$0	$0		$5,013,857

DISBURSEMENTS
NET PAYROLL		0		$943,502
PAYROLL TAXES		0		$255,088
Fund Payroll Accounts		0		$0
Fund Disbursement Accounts		0		$0
SALES, USE, & OTHER TAXES		0		$2,044,274
INVENTORY PURCHASES		0		$0
SECURED/ RENTAL/ LEASES		0		$1,151,455
INSURANCE		0		$0
ADMINISTRATIVE	0	0		$9,838
SELLING		0		$1,079
OTHER (ATTACH LIST) (1)		0		$721,441
Paydown Line		0		$0
OWNER DRAW *		0		$0
Transfers to concentration accounts		0		$0

PROFESSIONAL FEES		0		$454,838
U.S. TRUSTEE QUARTERLY FEES		0		$0
COURT COSTS		0		$0
TOTAL DISBURSEMENTS	$0	$0		$5,581,515

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$0	$0		$(567,659)

CASH - END OF MONTH	$0	$0		$0

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

(1)   OTHER (RECEIPTS&DISBURSEMENTS)

Includes amounts received/disbursed related to Liquidation Agreement with SB Capital and the purchase of Right Start inventory by Hancock Park Capital.

(2)   TRANSFERS

Current & Cumulative - represents transfers between cash accounts with FAO, Inc. & Subsidiaries - no true receipts or disbursements

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-1
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	SEE LISTING ATTACHED WHICH INCLUDES:
(-) OUTSTANDING CHECKS (ATTACH LIST)	BANK ACCOUNT NAME
OTHER (ATTACH EXPLANATION)	BANK ACCOUNT NUMBER
ADJUSTED BANK BALANCE *	BOOK BALANCE FOR EACH BANK ACCOUNT LISTED

* Adjusted bank balance must equal balance per books

ALL ACCOUNTS HAVE BEEN RECONCILED AS OF OCTOBER 2, 2004.

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

OTHER

FORM MOR-1 (CON’T)
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

STATEMENT OF OPERATIONS

(Income Statement)

(000s)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues	$—	$528.2
Less: Returns and Allowances	—	—
Net Revenue	$—	$528.2
COST OF GOODS SOLD
Beginning Inventory	—	$—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold	—	391.0
Gross Profit	$—	$137.2
OPERATING EXPENSES
Advertising	—	35.7
Auto and Truck Expense	—	—
Bad Debts	7.4	7.4
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	53.7	310.4
Management Fees/Bonuses	—	38.0
Office Expense	—	—
Pension & Profit-Sharing Plans	—	—
Repairs and Maintenance	—	106.0
Rent and Lease Expense	—	(2,271.3	)(1)
Salaries/Commissions/Fees	—	(194.7	)(2)
Supplies	—	142.1
Taxes - Payroll	—	211.1
Taxes - Real Estate	—	(8.8)
Taxes - Other	—	—
Travel and Entertainment	—	—
Utilities	—	167.8
Other (attach schedule)	—	293.2
Total Operating Expenses Before Depreciation	61.1	(1,163.1)
Depreciation/Depletion/Amortization	—	55.1
Net Profit (Loss) Before Other Income & Expenses	$(61.1)	$1,245.2
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		—
Interest Expense	—	—
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	$(61.1)	$1,245.2
REORGANIZATION ITEMS
Professional Fees	67.2	2,235.4
U. S. Trustee Quarterly Fees	—	8.3
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	2.6	(10,794.6	)(3)
Total Reorganization Expenses	69.8	(8,550.9)
Income Taxes	—	—
Net Profit (Loss)	$(130.9)	$9,796.1

*“Insider” is defined in 11 U.S.C. Section 101(31).

(1) Credit relates to the writeoff of deferred rent related to the closed stores.

(2) Credit relates to reimbursement of expenses from SB Capital Group - reimbursement is on a lag from when the expense is actually recorded by Toy Soldier, Inc.

(3) Gain relates to the sale of two Toy Soldier leases, the Toy Soldier catalog and internet business and Toy Soldier intellectual property offset by lease rejection damages related to the Toy Soldier retail stores, loss on inventory as a result of the sale of the Toy Soldier catalog and internet business and the writeoff of fixed and intangible assets related to the Toy Soldier, Inc. business.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-2
(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date
Other Costs
Credit Card Fees / Chargebacks	—	187.4
Over/Short	—	0.6
Armored Car Fees	—	1.3
Business Insurance	—	56.4
Bank Service charge/Fees	—	18.5
Other/Miscellaneous	—	25.1
Shipping	—	3.9

	$—	$293.2
Other Operational Expenses
None

Other Income
None

Other Expenses
None

	$—	$—
Other Reorganization Expenses
Sale of FAO Schwarz business to VGAS	—	(39,826.2)
Sale of FAO Schwarz intellectual property - Due to FAO, Inc.	—	15,000.0
Lease Rejection Damages	—	5,674.8
Loss on Furniture, Fixtures and Equipment	—	4,421.9
Loss on Inventory	—	3,358.1
Advertising for Liquidation Plan	2.6	2.6
Writeoff Of Intangible Assets	—	574.2

	$2.6	$(10,794.6)

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

BALANCE SHEET

(000s)

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—	$857.1
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	—	1,345.5
Notes Receivable	—	—
Inventories	—	11,142.0
Prepaid Expenses	—	73.1
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$—	$13,417.8
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	275.8
Furniture, Fixtures and Office Equipment	—	6,384.2
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	(1,983.5)
TOTAL PROPERTY & EQUIPMENT	$—	$4,676.5
OTHER ASSETS
Loans to Insiders*	—	—
Other Assets (attach schedule)	—	581.6
TOTAL OTHER ASSETS	$—	$581.6

TOTAL ASSETS	$—	$18,675.8

LIABILITIES AND OWNER EQUITY		BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases - Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Due to/(from)- I/C	(16,057.7)	13,990.9
Other Postpetition Liabilities (attach schedule)	—	125.4
TOTAL POSTPETITION LIABILITIES	$(16,057.7)	$14,116.2
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	—	—
Priority Debt	249.7	1,476.4
Unsecured Debt	6,011.9	3,083.2
TOTAL PRE-PETITION LIABILITIES	$6,261.6	$4,559.6

TOTAL LIABILITIES	$(9,796.6)	$18,675.8
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings - Pre-Petition	—	—
Retained Earnings - Postpetition	9,796.1	—
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$9,796.1	$—

TOTAL LIABILITIES AND OWNERS’ EQUITY	$—	$18,675.8

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3
(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
None

Other Assets
Deposits	$—	$7.4
Intangible Assets	—	574.2

Total Other Assets	$—	$581.6

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
Accrued Royalty	$—	$125.4

	$—	$125.4
Adjustments to Owner Equity

	$—	$—
Postpetition Contributions (Distributions) (Draws)
None

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-3 (CON’T)
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

STATUS OF POSTPETITION TAXES

(000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Unemployment
Income
Other:
Total Federal Taxes	$—	$—	$—			$—
State and Local
Withholding
Sales
Excise
Unemployment	ALL POSTPETITION TAXES HAVE BEEN PAID AS THEY ARE DUE.
Real Property
Personal Property
Other:						—
Total State and Local						$—
Total Taxes	$—	$—	$—			$—

SUMMARY OF UNPAID POSTPETITION DEBTS

(in 000s)

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due to Insiders*	—	—	—	—	—	—
Other: I/C due to/due from	(16,057.7)	—	—	—	—	(16,057.7)
Other: See listing at MOR3	—	—	—	—	—	—
Total Postpetition Debts	$(16,057.7)	$—	$—	$—	$—	$(16,057.7)

Explain how and when the Debtor intends to pay any past-due postpetition debts.

AS REQUESTED, AGING OF ACCOUNTS PAYABLE BY VENDOR IS NOT PROVIDED.

*“Insider” is defined in 11 U.S.C. Section 101(31).

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-4
(9/99)

In re: Toy Soldier, Inc.	Case No. 03-13675
Debtor	Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

(in 000s)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$—
+ Amounts billed during the period	—
- Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$—

Accounts Receivable Aging	Amount
0 - 30 days old	$—
31 - 60 days old	—
61 - 90 days old	—
91+ days old	—
Total Accounts Receivable	—
Amount considered uncollectible (Bad Debt)	—
Accounts Receivable (Net)	$—

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes		No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.			X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X	(a)
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

(a)  Toy Solider, Inc. (#03-13675) was operating under the cash management order during this reporting period.

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

FORM MOR-5 (9/99)

Bank Account Name	Bank Account Number	Account Type	Balance Per Books

	TOTAL		$—

GENERAL NOTE:

Amounts which were incurred/paid by Toy Soldier, Inc. (Case No. 03-13675) and reimbursed by SB Capital Group are recorded net on these statements.

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: TRS Liquidation Co.	Case No. 03-13676
Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

UNITED STATES BANKRUPTCY COURT

FOR DISTRICT OF DELAWARE

In re: Targoff-RS, LLC	Case No. 03-13678
Reporting Period: September 2004 (August 29, 2004 thru October 2, 2004)

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	N/A	N/A
Copies of bank statements		N/A	N/A
Cash disbursements journals		N/A	N/A
Statement of Operations	MOR-2	N/A	N/A
Balance Sheet	MOR-3	N/A	N/A
Status of Postpetition Taxes	MOR-4	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A	N/A
Listing of aged accounts payable		N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A	N/A
Debtor Questionnaire	MOR-5	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Jerome A. Kollar	Senior Vice President - Finance
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)